                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                              --------------------

                                    FORM 8-K


                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                              --------------------

        Date of Report (Date of Earliest Event Reported): JANUARY 1, 2001


                             MAIN STREET BANKS, INC.
                -------------------------------------------------
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)


       GEORGIA                       000-25128                     58-104977
   ----------------            ---------------------         -------------------
     (STATE OF                 (COMMISSION FILE NO.)            (IRS EMPLOYER
     INCORPORATION)                                          IDENTIFICATION NO.)



                   676 CHASTAIN ROAD, KENNESAW, GEORGIA 30144
                   ------------------------------------------
          (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES, INCLUDING ZIP CODE)


                                 (770) 422-2888
                                 --------------
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)



                           FIRST STERLING BANKS, INC.
                           --------------------------
                   (FORMER NAME, IF CHANGED SINCE LAST REPORT)

ITEM 5.  OTHER EVENTS.
-------  -------------

     Effective January 1, 2001, First Sterling Banks, Inc. changed its name to Main Street Banks, Inc., and its CUSIP number to 56034R-10-2. The former CUSIP number was 33709Q-10-7. The name of Main Street Banks, Inc. was chosen because it embodies the best qualities of local community banking.


ITEM 7.  EXHIBITS.
-------  ---------

3.1      Restated Articles of Incorporation of First Sterling Banks, Inc.
         ("First Sterling").

3.2 Bylaws of First Sterling (incorporated herein by reference to Exhibit 3.2 of the Registration Statement on Form S-4 (No. 33-78046)).

4.1      See Restated Articles of Incorporation of First Sterling (contained in
         Exhibit 3.1 hereto).
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                                  Page 2 of 10

                                   SIGNATURES
                                   ----------

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


April 30, 2001                          MAIN STREET BANKS, INC.


                                        By: /s/ Edward C. Milligan
                                           -------------------------------------
                                           Edward C. Milligan
                                           President and Chief Executive Officer




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